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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Nos. 333-00428, 333-33353, 333-39353, 333-61197 and 333-62271).

                                        /s/ ARTHUR ANDERSEN LLP
New York, New York
September 8, 2000